UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


     Date of report (Date of earliest event reported)      April 3, 2006
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                                EMCOR Group, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

             1-8267                                       11-2125338
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     (Commission File Number)               (I.R.S. Employer Identification No.)



     301 Merritt Seven, Norwalk, CT                             06851
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(Address of Principal Executive Offices)                     (Zip Code)

                                 (203) 849-7800
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              (Registrant's Telephone Number, Including Area Code)

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

- Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

- Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

-    Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

-    Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c)) Item 1.01 Entry into a Material Definitive Agreement.

Item 1.01  Entering into a Material Definitive Agreement.

     On April 3, 2006, the Company entered into a Separation Agreement with Leicle E. Chesser (the "Chesser Separation Agreement") in connection with his resignation as Executive Vice President and Chief Financial Officer of the Company and his election to the newly created office of Vice Chairman of the Company through December 31, 2006 (the "Termination Date"). Under the terms of the Chesser Separation Agreement, Mr. Chesser will receive the benefits described below in consideration of his agreeing to remain as Vice Chairman of the Company through December 31, 2006 and his agreement to provide the Company with a general release and his agreement to abide by certain confidentiality, non-competition and non-solicitation obligations. The Chesser Separation Agreement is attached hereto as Exhibit 10.1, and is incorporated by reference herein.

     Pursuant to the Chesser Separation Agreement, it was agreed, among other things, that Mr. Chesser shall continue to receive his base salary of $450,000 per annum through the Termination Date. In addition, he will be entitled to be considered for a senior executive incentive bonus with respect to the 2006 fiscal year, which such bonus (if any) shall be payable entirely in cash no later than March 15, 2007. Mr. Chesser shall be entitled to continue his participation in the Company's benefit plans through the Termination Date, and for 18 months after the Termination Date, the Company shall pay the employer's share of his health insurance premiums as if his employment had not been terminated.

     The Separation Agreement also provides, among other things, that Mr. Chesser may exercise the 67,400 options (as adjusted for the Company's 2-for-1 stock split effective February 10, 2006, the "Split") granted to him on January 3, 2005 at any time prior to December 31, 2007, provided that he may not exercise more than 22,466 of such options prior to January 3, 2007. In addition, shares issuable in respect of 6,834 restricted stock units (as adjusted for the Split) granted to Mr. Chesser on March 3, 2005, under the Company's Executive Stock Bonus Plan, shall be delivered on July 1, 2007, rather than on termination of employment as is provided in the plan. Mr. Chesser also relinquished his rights under the Company's Long Term Incentive Plan (the "LTIP"), including his rights, if any, to 15,284 stock units granted to him under the LTIP (as adjusted for the Split), but Mr. Chesser received 5,095 restricted stock units under the Company's 2003 Management Incentive Plan, evidenced by a Restricted Share Unit Agreement dated April 3, 2006, the form of which is attached to the Separation Agreement as Exhibit I. The Company also agreed to pay the annual premium for 2006 of $14,859.20 on Mr. Chesser's term life insurance policy.

     In addition to agreeing to abide by confidentiality, non-competition and non-solicitation provisions, Mr. Chesser agreed that for a period of 18 months from the Termination Date, he would make himself available to provide consulting services to the Company upon the Company's request at the rate of $300 per hour. In addition, he agreed to make himself available to assist the Company in any investigations, litigation or other court proceedings at the rate of $300 per hour.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

     On April 3, 2006, Mr. Chesser resigned as Executive Vice President and Chief Financial Officer of the Company and was elected to the position of Vice Chairman of the Company. In addition, on April 3, 2006, Mark A. Pompa, the Company's Senior Vice President-Chief Accounting Officer and Treasurer was elected to the position of Executive Vice President and Chief Financial Officer of the Company. He will retain the office of Treasurer of the Company.

     In connection with Mr. Chesser's resignation as the Company's Executive Vice President and Chief Financial Officer, the Company entered into the Chesser Separation Agreement discussed above in Item 1.01 and attached hereto as Exhibit 10.1 to this Current Report on Form 8-K. The terms of such Chesser Separation Agreement are incorporated herein by reference.

     On April 3, 2006, the Company issued a press release regarding Mr. Chesser's election as Vice Chairman, and the election of Mark A. Pompa as Executive Vice President and Chief Financial Officer of the Company. A copy of such Press Release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

  Exhibit Number           Description of Exhibits

     10.1 Severance Agreement dated April 3, 2006 between the Company and Leicle E. Chesser

     99.1 Press Release dated April 3, 2006 relating to the election of Leicle E. Chesser to the position of Vice Chairman of the Company and the election of Mark A. Pompa as the Executive Vice President,
                           Chief Financial Officer and Treasurer of the Company



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    EMCOR GROUP, INC.

Date:  April 4, 2006                  By: /S/ Sheldon I. Cammaker
                                         -------------------------------
                                         Sheldon I. Cammaker
                                         Executive Vice President and
                                         General Counsel

                                  EXHIBIT INDEX

   Exhibit Number          Description

     10.1 Severance Agreement dated April 3, 2006 between the Company and Leicle E. Chesser

     99.1
                           Press Release dated April 3, 2006 relating to the election of Leicle E. Chesser to the position of Vice Chairman of the Company and the election of Mark A. Pompa as the Executive Vice President,
                           Chief Financial Officer and Treasurer of the Company

                                                                    Exhibit 10.1
EMCOR (logo)

Re:      Separation Agreement and Mutual Release

Dear Leicle:

     The purpose of this letter agreement and mutual general release (the "Agreement") is to set forth the terms of our mutual agreement with regard to your employment and separation from EMCOR Group, Inc. (the "Company").

1. The Company has informed you that effective April 3, 2006 it intends to elect Mark A. Pompa, Senior Vice President - Chief Accounting Officer and Treasurer of the Company, as its new Chief Financial Officer and has asked you to take on different responsibilities. Because of that proposed change, you have informed the Company that you propose to resign. However, the Company has requested, and you have agreed, that you shall remain in its employ as Vice Chairman of the Company with duties described in paragraph 2 below through December 31, 2006 (the "Termination Date").

2. From April 3, 2006 through the Termination Date you shall have responsibility with respect to (a) analysis of proposed acquisitions, including related due diligence, (b) integration of acquisitions into the Company, (c) review, analysis and oversight of any proposed expansion of the operations of the Company's Canadian subsidiary, and (d) oversight and assistance in the transition of Mark A. Pompa to Chief Financial Officer and the reorganization of his staff.

3. Your employment shall continue through the Termination Date at a base salary of $450,000 per annum, which base salary shall be paid in accordance with the Company's regular payroll practices. In addition, you shall be entitled to be considered for a senior executive incentive bonus with respect to the Company's 2006 operations and your personal contributions thereto. Such bonus, if any, shall be payable entirely in cash no later than March 15, 2007.

4. You shall be entitled, through the Termination Date, to the employee fringe benefits that you and other senior executive offices of the Company currently enjoy. Following the Termination Date and continuing for 18 months thereafter, the Company shall pay, in respect of the health insurance premiums for your COBRA election, an amount equal to the employer's share of such premiums as if your employment had not terminated. In the event of your death, the Company shall continue to pay such portion of the premiums for your family throughout the period noted above. In addition, the Company shall reimburse you for any valid and reasonable outstanding expenses incurred on its behalf during the course of your employment with the Company after you submit vouchers or other documentation consistent with the Company's regular reimbursement policies and past practices.

5.

          (a) The Company acknowledges that you currently hold the following stock options, as adjusted for the 2-for-1 stock split effected February 10, 2006 (the "Split"); that the termination of your employment will be treated as a termination for good reason for purposes of determining your stock option entitlements; that such stock options will be fully vested as of the Termination Date; and that you will have until the applicable expiration date listed below to exercise such stock options:


                        Effective Date            Termination Date
   Award Date           Quantity Vested           Quantity Vested           Strike Price        Expiration

     1/2/98                 20,000                     20,000                  $10.00             1/1/08
     1/4/99                 20,000                     20,000                    8.10             1/3/09
     1/3/00                 20,000                     20,000                    8.78             1/2/10
     1/2/01                 20,000                     20,000                   12.72             1/1/11
    12/14/01                51,800                     51,800                   20.85            12/14/11
     1/2/02                 35,000                     35,000                   23.18             1/2/12
     1/2/03                 34,098                     34,098                   27.37             1/2/13
     1/2/04                 45,590                     45,590                   21.92             1/2/14

          (b) Notwithstanding anything contained in the Stock Option Agreement between you and the Company dated as of January 3, 2005 which provides for the grant to you of an option to purchase all or any part of 67,400 shares of common stock (as adjusted for the Split) of the Company at a price per share of $22.54 (as adjusted for the Split), you shall be entitled to exercise all or any part of such options, as you shall elect, at any time or from time to time, through December 31, 2007; provided, however, no more than 22,466 options (as adjusted for the Split) may be exercisable prior to January 3, 2007.

          (c) You have been awarded 5,041 Phantom Units in respect of your 2005 bonus under the Company's Incentive Plan for Senior Executive Officers of EMCOR Group, Inc. (the "Plan"). In accordance with the Plan, you shall be paid in cash, on the date (the "Valuation Date") that is six months from the Termination Date, in respect of such Phantom Units, the cash equivalent of 5,041 shares of the Company's common stock valued on the Valuation Date.

6. The Company and you agree that you are entitled to the following Stock Units, as adjusted for the Split, under the Company's Executive Stock Bonus Plan (the "Plan"); and notwithstanding anything contained in the Plan to the contrary, that shares of the Company's common stock issuable in respect of such Stock Units will become deliverable as follows:

   Issue Date     Number of Stock Units             Delivery Date

 March 3, 2004            6,838           Such  date  under  the Plan as the
                                          shares  would be  delivered to you
                                          but  for   your   termination   of
                                          employment

 March 3, 2005            6,834                      July 1, 2007


7.

          (a) You hereby relinquish any rights to any amount payable to you under the Company's Long Term Incentive Plan, including the award to you thereunder of 15,284 Stock Units (as adjusted for the 2-for-1 stock split of the Company's Common Stock effected February 10, 2006).

          (b) The Company hereby awards to you under its 2003 Management Stock Incentive Plan, 5,095 Restricted Stock Units, which Restricted Stock Units have the terms set forth in the Restricted Stock Unit Agreement executed contemporaneously herewith, a copy of which is annexed hereto as Exhibit I.

8. The Company shall pay in July 2006 the annual premium of $14,859.20 on your term life insurance policy, First Colony Life Insurance Company Policy #6360987. Thereafter, you may (but shall not be obligated to) pay the annual premiums for the remainder of the term of such policy. In the event you do not make such payments, the Company shall be entitled to permit such insurance policy to lapse.

9.

          (a) You agree that for a period of 18 months from the Termination Date you shall, on reasonable notice and at reasonable times, make yourself reasonably available to the Company at its principal offices or at such other places as it shall reasonably designate to consult with it upon matters similar to those for which you had responsibility during your employment by the Company for which consulting services the Company will pay you at the rate of $300 per hour plus your related reasonable out-of-pocket expenses; provided it is understood and agreed that the Company shall have no obligation to call upon you for consulting services or if it does so, for any minimum period of time.

          (b) You also agree that you will, upon reasonable request, cooperate fully with the Company and/or its affiliates and its or their counsel in connection with any matter (including, without limitation, any investigation, administrative proceeding or litigation) in which you were involved or of which you may have knowledge. The Company agrees that it will: reimburse you, at a rate of $300 per hour, for any time you spend after the Termination Date (other than as a testifying witness) cooperating pursuant to this paragraph 9(b); reimburse you for any reasonable out-of-pocket expenses you incur in cooperating pursuant to this paragraph 9(b); and make all reasonable efforts to schedule any necessary meetings or discussions at times and places that are convenient in light of your business and personal schedule.

          (c) If you receive a subpoena from any person or entity (including, but not limited to, any government agency) to give testimony (in a deposition, court proceeding or otherwise) which in any way relates to the Company (including its subsidiaries and other affiliates) or to your employment with the Company (including its subsidiaries and other affiliates), you agree that you will promptly notify the General Counsel of the Company of the subpoena and will make no disclosure until the Company has had a reasonable opportunity (i) to contest the right of the requesting person or entity to such disclosure and/or (ii) to seek to participate in the proceeding or matter in which the testimony is to be given, except if the Company fails to timely respond then you shall be entitled to comply with the subpoena as required by law.

10.

          (a) On the Termination Date, you shall be deemed to have resigned from all offices and directorships then held with the Company or any subsidiary or affiliate thereof.

          (b) You and the Company shall not (except as required by law) directly or indirectly make any statement or release any information, or encourage others to make any statement or release any information that is designed to embarrass or criticize the other (or the Company's employees, directors or shareholders).

          (c) During the period of your employment by the Company and for one year following the Termination Date, you agree that, without the prior written consent of the Company, such consent not to be unreasonably withheld, you shall not, in any state in the United States where a member of the Restricted Group (as that term is hereafter defined) conducts business, directly or indirectly, own, manage, operate, conduct, control or participate as an officer, employee, consultant, partner, or equity owner or otherwise, in the ownership, management, operation, conduct or control, or accept employment with, or be connected in any other manner with, any business (a "Business") that is in competition with any member of the Restricted Group, except for ownership of no more than 2% of the debt or equity securities of corporations listed on a registered securities exchange; provided, however, that a Business shall not be deemed to be in competition with any members of the Restricted Group if (i) no more than 20% of the annual consolidated revenues of such Business (based upon its most recently completed fiscal year) are attributable to one or more business activities ("Incidental Competitive Activity") that are in competition with any member of the Restricted Group and
               (ii) you are not engaged, directly or indirectly, in such Incidental Competitive Activity and have no direct or indirect responsibility for, or oversight of, such Incidental Competitive Activity. "Restricted Group" means the Company and its subsidiaries and affiliates. However, notwithstanding the foregoing, you may act as a bona fide outside consultant to a Business if such consulting services are on an assignment by assignment basis and do not, with respect to any particular Business, represent regular, as opposed to occasional, consulting with such Business and any such assignment does not take any more than 90 days.

          (d) For one year following the Termination Date, you agree that you shall not (without the prior written consent of the Company), either on your own behalf or on behalf of any person, firm or company, directly or indirectly, (a) solicit, encourage or participate in soliciting or encouraging any customer or supplier of any member of the Restricted Group, or any other person or entity to terminate (or otherwise adversely alter) such person or entity's customer, supplier or other relationship with such member of the Restricted Group, and/or (b) hire any person who is at the time of the offer of employment, or within three months prior to such offer was, an employee of any member of the Restricted Group or encourage or participate in soliciting or encouraging any employee of any member of the Restricted Group to terminate (or otherwise adversely alter) such person's employment relationship with such member of the Restricted Group.

          (e) You and the Company agree that the covenants set forth in this paragraph 10 are reasonable covenants under the circumstances, and further agree that, if in the opinion of any arbitration panel or court of competent jurisdiction, such restraint is not reasonable in any respect, this Agreement shall be deemed modified to the least degree necessary to make this Agreement reasonable and fully enforceable. You agree that any breach of the covenants contained in this paragraph 10 would irreparably injure the Company. Accordingly, you agree that the Company may, in addition to pursuing any other remedies it may have in law or in equity, cease making any payments and/or providing benefits otherwise required by this Agreement, including those provided for in paragraphs 3 and 7 hereof, and obtain an injunction against you from any court having jurisdiction over the matter restraining any further violation of this Agreement by you.

11. You acknowledge and agree that the payments, benefits and/or other things of value provided to you and on your behalf pursuant to this Agreement are in full discharge of any and all liabilities and obligations of the Company to you, monetarily or with respect to your employment. You and the Company acknowledge that nothing in this Agreement shall impact your right to any vested employee benefits that may have accrued under the terms of the Company's benefit plans prior to your Termination Date.

12.

          (a) For and in consideration of the payments, benefits and other things of value to be provided to you and/or on your behalf pursuant to this Agreement, you, on behalf of yourself, your heirs, dependents, executors, administrators, trustees, legal representatives and assigns (collectively referred to as "Releasors") hereby forever release and discharge the Company, its parents, subsidiaries, divisions, affiliated entities, branches, predecessors, successors and assigns (collectively referred to herein as the "Company and/or its affiliates"), and all of its and their past and/or present officers, directors, agents, attorneys, representatives, insurers, employees, and assigns, whether acting as agents for the Company, or in their individual capacities (collectively with the Company and/or its affiliates referred to as the "Company Entities and Persons"), from any and all claims, demands, causes of action, expenses, fees and liabilities of any kind whatsoever, whether known or unknown, which Releasors ever had, now have, or hereafter may have against any of the Company Entities and Persons by reason of employment, breach of agreement, any actual or alleged act, omission, transaction, practice, conduct, statement, occurrence, or any other matter up to and including the date on which you sign this Agreement, except that this release shall not affect any claim by you for indemnification by the Company or contribution from the Company or anyone else relating to claims brought by parties other than the Company or in the name of the Company.

          (b) Without limiting the generality of the foregoing, Releasors release and discharge the Company Entities and Persons from: (i) any claim under federal, state or local law pertaining to employment or employment discrimination (statutory or decisional), including the Age Discrimination in Employment Act, Title VII of the Civil Rights Act of 1964, as amended, 42 U.S.C.
               Section 200e et seq., the Fair Labor Standards Act, as amended, 29 U.S.C. Section 2601 et seq., Connecticut General Statutes
               Section 46a-60 et seq. and the Americans with  Disabilities  Act;
               (ii) any claim under the Employee Retirement Income Security Act ("ERISA"); (iii) any claim under the Family and Medical Leave Act ("FMLA"); (iv) any claim for breach of contract (express or implied) or tort, including claims of fraud, duress, wrongful or constructive discharge, intentional or negligent misrepresentation, retaliatory discharge, intentional interference with contract, detrimental reliance, defamation, slander, libel, or emotional distress; (v) any claim under any federal, state or local law governing wages, vacation pay, or fringe benefits; (vi) any claim for monetary or equitable relief, or compensatory or punitive damages; (vii) any other claim (whether based on federal, state or local law, statutory or decisional) in connection with, relating to, or arising out of your employment with the Company and/or its affiliates or the terms and conditions of such employment, including but not limited to, the separation or termination of such employment and/or any of the events relating directly or indirectly to such separation or termination; and (viii) any claim for attorneys' fees, costs, disbursements and the like (which relate to claims referred to in clauses (i) through (vii) of this subparagraph 12(b)), which Releasors ever had, now have, or hereafter may have against any of the Company Entities and Persons by reason of any actual or alleged act, omission, transaction, practice, conduct, statement, occurrence, or other matter occurring up to and including the date on which you sign this Agreement.

          (c) The provisions of paragraphs 12(a) and (b) above notwithstanding, nothing in this Agreement shall release, diminish or otherwise affect any vested monies or other benefits to which you may be entitled to under any pension or retirement savings plan.

          (d) You agree not to commence any proceeding (judicial, administrative or otherwise) against the Company Entities or persons with respect to any matter or claim released under paragraphs 12(a) and (b) above, and you represent that you have not done so as of the date you sign this Agreement. You further agree that your release set forth in this Agreement may be pleaded as a full and complete defense to any claim so released that is or may be instituted, prosecuted or maintained by any person or entity.

          (e) The Company represents that, as of the date hereof, it is not aware of any misconduct or neglect on your part that would subject you to liability for your conduct at the Company, and recognizes that you are relying on this representation in signing this Agreement. To the extent you are eligible for indemnification by the Company as an officer of the Company under the Company's bylaws and certificate of incorporation or under applicable law or otherwise, this Agreement shall have no impact on your eligibility for such indemnification.

          (f) You agree, and it shall be a condition to the Company's obligations to provide you with the payments, benefits, and other things of value hereunder, that you shall execute and deliver to the Company immediately following your Termination Date an executed form of release attached hereto as Appendix A which release is not thereafter revoked. If you fail to do so this Agreement shall be null and void.

          (g) Each of us acknowledges, for himself/itself, he/it is agreeing to the releases contained in this Agreement, and is releasing, waiving and discharging rights or claims, only in exchange for consideration that he/it is not already entitled to receive.

13.

          (a) For and in consideration of the value provided to the Company pursuant to this Agreement, the Company, its subsidiaries, and their successors and assigns hereby forever release and discharge you from any and all claims, demands, causes of action, expenses, fees and liabilities of any kind whatsoever, whether known or unknown, which the Company ever had, now has, or hereafter may have against you by reason of employment, breach of contract, breach of fiduciary duty, any actual or alleged act, omission, transaction, practice, conduct, statement, occurrence, or other matter up to and including the date hereof, other than any claims, demands, causes of action, expenses, fees and liabilities that arise out of (or otherwise relate to) willful misconduct, or gross neglect, by you.

          (b) The Company agrees not to commence any proceeding (judicial, administrative or otherwise) against you, with respect to any matter or claim released under paragraph 13(a) above, and the Company represents that it has not done so as of the date hereof. The Company further agrees that its release may be pleaded as a full and complete defense to any claim so released that is or may be instituted, prosecuted or maintained by any person or entity.

          (c) You represent that, as of the date on which you sign this Agreement, you are not aware of any misconduct or neglect on the Company's part that would subject it to liability to you for your conduct, and recognizes that the Company is relaying on this representation in signing this Agreement.

14. Each of us agrees to perform any further acts and to execute and deliver any further documents that may be reasonably necessary to carry out the provisions of this Agreement.

15. If any provision of this Agreement shall be declared to be invalid or unenforceable, in whole or in part, such invalidity or unenforceability shall not affect the remaining provisions hereof, which shall remain in full force and effect. Any controversy or claim arising out of or relating to this Agreement or the breach of this Agreement that cannot be resolved by you and the Company, including any dispute as to the calculation of your benefits or any payments hereunder, shall be submitted to arbitration in New York, New York in accordance with the laws of the State of New York and the procedures of the American Arbitration Association, except if equitable relief is sought, such action may be brought in any court of competent jurisdiction. Judgment may be entered on an arbitrator(s)' award in any court having jurisdiction.

16. This Agreement shall be binding upon and inure to the benefit of your heirs and representatives and the assigns and successors of the Company, but neither this Agreement nor any rights hereunder shall be assignable or otherwise subject to hypothecation by you (except by will or by operation of the laws of intestate succession) or by the Company (any such purported assignment by either shall be null and void), except that the Company may assign this Agreement to any successor (whether by merger, purchase or otherwise) to all or substantially all of the stock, assets or business of the Company.

17. The Agreement may be amended at any time, but only by our mutual written agreement. Either you or the Company may waive compliance by the other with any provision hereof, but only by an instrument in writing executed by the one granting such waiver.

18. All notices or communications hereunder shall be in writing, addressed as follows:

         to Executive:

                  Leicle E. Chesser
                  10 Sunrise Lane
                  New Milford, CT  06776

         to Company:

              c/o  Sheldon I. Cammaker, Esq.
                  Executive Vice President and General Counsel
                  EMCOR Group, Inc.
                  301 Merritt Seven, 6th Floor
                  Norwalk, CT  06851

Any such notice or communication shall be delivered by hand or sent certified or registered mail, return receipt requested, postage prepaid, addressed as above (or to such other address as such party may designate in a notice duly delivered as described above), and the actual date or delivery or mailing shall determine the time at which notice was given.

19. Our respective rights and obligations hereunder shall survive any termination of this Agreement to the extent necessary to the intended preservation of such rights and obligations. The provisions of this paragraph are in addition to the survivorship provisions of any other paragraph of this Agreement.

20. This Agreement shall be construed, interpreted, and governed in accordance with the laws of the State of Connecticut without reference to rules relating to conflicts of law.

21. The Company shall be entitled to withhold from payment any amount of withholding required by law.

22. This Agreement may be executed in two or more counterparts, each of which will be deemed an original.

23. This Agreement represents the complete understanding between you and the Company and/or its affiliates and supercedes any and all other written and oral agreements between you and the Company and/or its affiliates, including, without limitation, the Severance Agreement between you and the Company dated as of April 25, 2005 and the Continuity Agreement between you and the Company dated as of June 22, 1998, as amended. This Agreement may not be orally modified. No other promises or agreements shall be binding unless in writing and signed by both the Company and you after the date hereof.

24. You agree that as of the Termination Date (or such earlier date as the Company may reasonably request) you will return to the Company all of the Company's property (including confidential information) (including that of its subsidiaries and other affiliates) in your possession or control, including without limitation, any information in any tangible form (any documents, memoranda and/or files, faxes, and any means of data storage such as computer disks, CDROMS and the like, and all copies thereof), concerning the Company, its business, employees, clients an/or projects, and any keys, credit cards, equipment, computers, portable telephones, identification cards, books, notes, and any other Company property. You agree not to disclose to any person (other than an employee or agent of the Company or an affiliate of the Company entitled to receive the same) any confidential information relating to the business of the Company and obtained by you while providing services to the Company, without the consent of the Company's Board of Directors, or until such information ceases to be confidential.

25.

          (a) You are hereby advised by the Company, and acknowledge that you have been so advised in writing, to consult independent legal counsel of your choice before signing this Agreement. You further acknowledge that you have had an opportunity to consider fully the terms and conditions of this Agreement for a period of up to twenty-one (21) days; that you have carefully read this Agreement in its entirety; that you have had an adequate and reasonable opportunity to consult with independent counsel of your own choosing and have had answered to your satisfaction all questions you had regarding this Agreement; that you fully understand all the terms and conditions of this Agreement and their significance; that you knowingly and voluntarily assent to, and intend to be bound by, all the terms and conditions contained herein; and that you are signing this Agreement voluntarily and of your own free will.

          (b) This Agreement shall not become effective until the eighth (8th) day following your signing of this Agreement (the "Effective Date"). You may at any time prior to the Effective Date revoke this Agreement, but only by delivering written notice of revocation before the end of the seventh (7th) day following your execution of this Agreement (the "Revocation Period") to the General Counsel of the Company. In the event that you revoke this Agreement prior to the Effective Date, this Agreement and the promises contained in it (including, but not limited to, the obligation of the Company to provide payments, benefits and other things of value hereunder) shall automatically be null and void.

     We have agreed that this Agreement may be executed in counterparts, and that signatures delivered by facsimile shall be fully effective for all purposes. If this Agreement is acceptable to you, please date and sign it and return a copy to me at the Company's address noted above.

                                                     Very truly yours,

                                                     EMCOR GROUP, INC.


April 3, 2006                              By:       /S/ Frank T. MacInnis
-------------                                        ---------------------------
Date                                                 Frank T. MacInnis
                                                     Chief Executive Officer and
                                                     Chairman of the Board

Acknowledged, Accepted and Agreed to:


April 3, 2006                                        /S/ Leicle E. Chesser
-------------                                        ---------------------------
Date                                                    Leicle E. Chesser

APPENDIX A

                                 FORM OF RELEASE

     For and in consideration of the payments, other benefits and/or other things of value described in the Letter Agreement dated as of April 3, 2006, between EMCOR Group, Inc. (the "Company") and me (the "Agreement"), and for other good and valuable consideration, I, on behalf of myself and my heirs, dependents, executors, administrators, trustees, legal representatives and assigns (collectively "Releasors"), hereby release the Company, its parents, subsidiaries, divisions, affiliated entities, branches, predecessors, successors and assigns (collectively referred to herein as the "Company and/or its affiliates"), and all of its and their past and/or present officers, directors, agents, attorneys, representatives, insurers, employees and assigns, whether acting as agents for the Company or in their individual capacities (collectively with the Company and/or its affiliates referred to as the "Company Entities and Persons") from any and all claims, demands, causes of action, expenses, fees and liabilities of any kind whatsoever, whether known or unknown, which Releasors ever had, now have or hereafter may have against any of the Company Entities and Persons by reason of employment, breach of agreement, any actual or alleged act or omission, transaction, practice, conduct, statement occurrence, or any other matter up to the date hereof (except that this release shall not affect a claim by Releasors for payment or benefits under the Agreement, any claim by Releasors for indemnification by the Company or contribution from the Company or anyone else relating to claims brought by parties other than the Company or in the name of the Company). Such released claims include, without limitation, (i) any claim under federal, state or local law pertaining to employment or employment discrimination (statutory or decisional), including the Age Discrimination in Employment Act, Title VII of the Civil Rights Act of 1964, as amended, 42 U.S.C.
Section  200e et seq.,  the Fair Labor  Standards  Act,  as  amended,  29 U.S.C.
Section 2601 et seq., Connecticut General Statutes Section 46a-60 et seq., and the Americans with Disabilities Act; (ii) any claim under the Employee Retirement Income Security Act ("ERISA"); (iii) any claim under the Family and Medical Leave Act ("FMLA"); (iv) any claim for breach of contract (express or implied) or tort, including claims of fraud, duress, wrongful or constructive discharge, intentional or negligent misrepresentation, retaliatory discharge, intentional interference with contract, detrimental reliance, defamation, slander, libel, or emotional distress; (v) any claim under any federal, state or local law governing wages, vacation pay, or fringe benefits; (vi) any claim for monetary or equitable relief, or compensatory or punitive damages; (vii) any other claim (whether based on federal, state or local law, statutory or decisional) in connection with, relating to, or arising out of my employment with the Company and/or its affiliates or the terms and conditions of such employment, including but not limited to, the separation or termination of such employment and/or any of the events relating directly or indirectly to such separation or termination; and (viii) any claim for attorneys' fees, costs, disbursements and the like (which relate to claims referred to in the foregoing clauses (i) through (vii)); which Releasors ever had, now have, or hereafter may have against any of the Company Entities and Persons by reason of any actual or alleged act, omission, transaction, practice, conduct, statement, occurrence, or other matter occurring up to and including the date hereof.

     I have read this Release carefully, acknowledge that I have been given at least 21 days to consider all of its terms, and have been advised to consult with an attorney and any other advisors of my choice prior to executing this Release, and I fully understand that by signing below I am voluntarily giving up any right which I may have to sue or bring any other claims against the Released Parties, including any rights and claims under the Age Discrimination in Employment Act. I also understand that I have a period of 7 days after signing this Release within which to revoke my agreement, and that neither the Company nor any other person is obligated to make any payments or provide any other benefits to me pursuant to the Agreement until 8 days have passed since my signing of this Release without my signature having been revoked. Finally, I have not been forced or pressured in any manner whatsoever to sign this Release, and I agree to all of its terms voluntarily.

     Notwithstanding anything else herein to the contrary, this Release shall not affect: the obligations of the Company set forth in the Agreement or other obligations that, by their terms, are to be performed after the date hereof (including, without limitation, obligations to me under any stock option, stock award or incentive plans or agreements or other benefit or deferred compensation plan, all of which shall remain in effect in accordance with their terms).

     This Release, and the attached Agreement, are final and binding and may not be changed or modified except in a writing signed by both parties to the Agreement.

                                                 _____________________________
                                                  Leicle E. Chesser

                                   Exhibit I
                                   ---------

                                EMCOR GROUP, INC.

                         RESTRICTED SHARE UNIT AGREEMENT



Recipient:    Leicle E. Chesser                   Date of Grant:  April 3, 2006
Number of RSUs:   5,095
Date of Vesting of RSUs:
The first business day immediately following the day upon which the Company releases to the public generally its results for the fourth quarter of 2008


1.   Grant of RSUs.
     For valuable consideration, receipt of which is hereby acknowledged, Emcor Group, Inc., a Delaware Corporation (the "Company"), hereby grants the number of restricted stock units ("RSUs") listed above to the Recipient, on the terms and conditions hereinafter set forth. This grant is made pursuant to the terms and conditions of the Company's 2003 Management Stock Incentive Plan (the "Plan"). Each RSU represents the unfunded, unsecured right of the Recipient to receive a share of common stock of the Company, $.01 par value per share (a "Share") on the date specified herein.

2.   Vesting and Timing of Transfer.

     (a) The Recipient will become vested in the RSUs in accordance with the schedule set forth above.

     (b) The Company shall transfer to the Recipient, after the applicable vesting date, a number of Shares equal to the number of RSUs that became vested on that vesting date (rounded down, if necessary, to the next whole share).

     (c) Notwithstanding Sections 2(a) and 2(b) of this Agreement, upon the death of the Recipient or if there is a "Change of Control" of the Company, as defined in the Plan, the Company shall cause there to be transferred to the Recipient, as soon as practicable following his death or Change of Control, as the case may be, a number of Shares equal to the aggregate number of then unvested RSUs granted to the Recipient under this Agreement. In the event of the death of the Recipient, the transfer of Shares under this Section 2(c) shall be made in accordance with a beneficiary designation form on file with the Company; provided, however, that, in the absence of any such beneficiary designation form, the transfer of Shares under this
          Section 2(c) shall be made to the person or persons to whom the Recipient's rights under the Agreement shall pass by will or by the applicable laws of descent and distribution.

     (d) Upon each transfer of Shares in accordance with Sections 2(a), 2(b) and 2(c) of this Agreement, a number of RSUs equal to the number of Shares transferred to the Recipient shall be extinguished.

3.   Dividends.
     If on any date while RSUs are outstanding hereunder the Company shall pay any dividend on the Shares (other than a dividend referred to in Section 4 hereof), the number of RSUs granted to the Recipient shall, as of such dividend payment date, be increased by a number of RSUs (rounded down to the nearest whole RSU) equal to: (a) the cash value of the dividend paid on one Share multiplied by the number of RSUs represented hereby on the dividend record date divided by (b) the closing price of a Share on the New York Stock Exchange on the trading day immediately preceding the dividend payment date.

4.   Adjustments   Upon   Certain   Events.
     In the event of any merger, reorganization, recapitalization, sale or other distribution of assets of the Company, any stock or extraordinary cash dividend, stock split, spin-off, split-up, split-off, distribution of security or other property of the Company, or other change in the Company's capital structure affecting Shares, the number of RSUs shall be appropriately adjusted as determined by the Compensation and Personnel Committee of the Board of Directors of the Company in its sole discretion in a manner intended to prevent dilution or enlargement of the benefits of the Recipient hereunder.

5.   No Rights of a  Shareholder.
     The Recipient shall not have any rights or privileges as a shareholder of the Company until the Shares in question have been registered in the Company's register of shareholders.

6.   Transferability.
     Except as provided in Section 2(c) hereof, RSUs may not be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by the Recipient otherwise than by will or by the laws of descent and distribution, and any purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance not permitted by this Section 6 shall be void and unenforceable against the Company or any affiliate of the Company.

7.   Withholding.
     The Recipient may be required to pay to the Company and the Company shall have the right and is hereby authorized to withhold from any transfer due under this Agreement or from any compensation or other amount owing to the Recipient, applicable withholding taxes, if any, with respect to any transfer under this Agreement and to take such action as may be necessary in the opinion of the Company to satisfy all obligations for the payment of such taxes.

8.   Choice of Law.
     THE INTERPRETATION, PERFORMANCE AND ENFORCEMENT OF THIS AGREEMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF DELAWARE WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.


9.   Signature in  Counterparts.
     This Agreement may be signed in counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

            IN WITNESS WHEREOF, the parties hereto have executed this Agreement.


                                        EMCOR GROUP, INC.



                                        By: ________________________________



                                            ________________________________
                                             Leicle E. Chesser, Recipient

                                                                    Exhibit 99.1

 MARK A. POMPA TO SUCCEED LEICLE E. CHESSER AS CHIEF FINANCIAL OFFICER OF EMCOR GROUP - Mr. Chesser to become Vice Chairman of EMCOR Group, to retire at the end of 2006 -

     NORWALK, CONNECTICUT, April 3, 2006 - EMCOR Group, Inc. (NYSE: EME), announced today the election of Mark A. Pompa, age 41, as Executive Vice President and Chief Financial Officer of EMCOR Group. Mr. Pompa succeeds Leicle
E. Chesser, age 59, who has been appointed to the position of Vice Chairman of the Company. Mr. Chesser will serve in his role as Vice Chairman until the end of 2006, at which point he will leave the Company to retire and pursue his philanthropic interests. Mr. Chesser has served as Chief Financial Officer since May 1994.

     Mr. Pompa brings extensive financial accounting and management experience to his new role. Prior to becoming Chief Financial Officer, Mr. Pompa served as the Company's Senior Vice President - Chief Accounting Officer and Treasurer and will continue as Treasurer. From September 1994 to June 2003, he was the Company's Vice President and Controller. Before joining EMCOR, he was an audit and business advisory manager at Arthur Andersen, LLP. Mr. Pompa received his bachelor's degree from Pace University; he is a Certified Public Accountant, and a member of the American Institute of Certified Public Accountants, the
Connecticut State Society of Certified Public Accountants and Financial Executives International. Mr. Pompa will report to Anthony Guzzi, President and Chief Operating Officer of EMCOR Group.

     Frank T. MacInnis, Chairman and Chief Executive Officer of EMCOR Group, stated, "We all congratulate Mark on his well-deserved promotion. Mark has worked closely with Leicle for several years, and his 20 years of financial and accounting experience and strong performance throughout his career at the Company make him ideally suited to take on his new role. Mark has a deep understanding of our culture and business and is the ideal fit to lead the financial management of the Company into the future. We look forward to his continued contributions to our success."

     Mr. Macinnis added, "On behalf of EMCOR Group and our Board of Directors, I'd like to thank Leicle for his years of service to the Company as its Chief Financial Officer and his many contributions to our success. Leicle has been a part of the EMCOR family since its foundation in 1994, and his strong financial stewardship has helped place EMCOR in its current position as the industry leader. I look forward to working closely with Leicle in his new role as Vice Chairman, as we focus on implementing our strategic plan."

EMCOR Group, Inc. is a Fortune 500 worldwide leader in mechanical and electrical construction services, energy infrastructure and facilities services. This press release and other press releases may be viewed at the Companys Web site at www.emcorgroup.com.

This release may contain certain forward-looking statements within the meaning of the Private Securities Reform Act of 1995. Any such comments are based upon information available to EMCOR management and its perception thereof, as of this date, and EMCOR assumes no obligation to update any such forward-looking statements. These forward-looking statements may include statements regarding market opportunities, market share growth, gross profit, backlog mix, projects with varying profit margins, and selling, general and administrative expenses. These forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from the forward-looking statements. Accordingly these statements are no guarantee of future performance. Such risk and uncertainties include, but are not limited to, adverse effects of general economic conditions, changes in the political environment, changes in the specific markets for EMCOR's services, adverse business conditions, availability of adequate levels of surety bonding, increased competition, unfavorable labor productivity and mix of business. Certain of the risks and factors associated with EMCOR's business are also discussed in the Company's 2005 Form 10-K and in other reports filed from time to time with the Securities and Exchange Commission. All these risks and factors should be taken into account in evaluating any forward-looking statements.